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                                                                    Exhibit 99.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended March 31, 2003 of Tidelands Royalty Trust "B" (the "Issuer").

I, R. Ray Bell, Principal Accounting Officer of the Issuer, certify that to my knowledge:

      (1) the Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and


      (2) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer at the dates and for the periods indicated.

/s/ R. RAY BELL
----------------------------
R. Ray Bell
Principal Accounting Officer


Dated: May 14, 2003

A signed original of this written statement required by Section 906 has been provided to Tidelands Royalty Trust "B" and will be retained by Tidelands Royalty Trust "B" and furnished to the Securities and Exchange Commission or its staff upon request.